UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22856

Goldman Sachs MLP Income Opportunities Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman, Sachs & Co.	Allison M. Fumai, Esq.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Closed-End Funds

Semi-Annual Report	May 31, 2015

MLP and Energy Renaissance Fund
MLP Income Opportunities Fund

Goldman Sachs Closed-End Funds

■	MLP AND ENERGY RENAISSANCE FUND

■	MLP INCOME OPPORTUNITIES FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CLOSED-END FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs MLP and Energy Renaissance Fund invests primarily in master limited partnership (“MLP”) and other energy investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to numerous factors, including the prospects of individual companies, particular sectors and/or general economic conditions. Investments in MLPs are subject to certain additional risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity, risks related to the general partner’s right to force sales at undesirable times or prices, interest rate sensitivity and for MLPs with smaller capitalizations, lower trading volume and abrupt or erratic price movements. MLPs are also subject to risks relating to their complex tax structure, including the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. MLPs are also subject to the risk that to the extent that a distribution received from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the MLP interests may be reduced, which may increase the Fund’s tax liability upon the sale of the MLP interests or upon subsequent distributions in respect of such interests. The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or “C” corporation, involves complicated accounting, tax and valuation issues. Many MLPs in which the Fund invests operate facilities within the energy sector and are also subject to risks affecting that sector. Because the Fund concentrates its investments in the energy sector, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting industries within that sector than if its investments were more diversified across different industries. The Fund may invest in private investment in public equities (“PIPEs”) which may be deemed illiquid. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may invest in MLPs with smaller capitalizations which may have limited financial resources and less liquidity. The Fund may invest in private companies, or companies prior to their initial public offering, which are not subject to Securities and Exchange Commission (“SEC”) reporting and are more vulnerable to market conditions. The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”) and the Fund cannot predict whether its shares will trade at, below or above NAV or the initial public offering price. The Fund is subject to leverage risk, which involves risks and special considerations including the likelihood of greater volatility of NAV, market price and dividend rate of the shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce returns; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares. The Fund’s investments in derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

The Goldman Sachs MLP Income Opportunities Fund invests primarily in master limited Partnership (“MLP”) investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to numerous factors, including the prospects of individual companies, particular sectors and/or general economic conditions. Investments in MLPs are subject to certain additional risks,

GOLDMAN SACHS CLOSED-END FUNDS

including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity, risks related to the general partner’s right to force sales at undesirable times or prices, interest rate sensitivity and for MLPs with smaller capitalizations, lower trading volume and abrupt or erratic price movements. MLPs are also subject to risks relating to their complex tax structure, including the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. MLPs are also subject to the risk that to the extent that a distribution received from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the MLP interests may be reduced, which may increase the Fund’s tax liability upon the sale of the MLP interests or upon subsequent distributions in respect of such interests. The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or “C” corporation, involves complicated accounting, tax and valuation issues. Many MLPs in which the Fund invests operate facilities within the energy sector and are also subject to risks affecting that sector. Because the Fund concentrates its investments in the energy sector, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting industries within that sector than if its investments were more diversified across different industries. The Fund may invest in private investment in public equities (“PIPEs”) which may be deemed illiquid. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”) and the Fund cannot predict whether its shares will trade at, below or above NAV or the initial public offering price. The Fund is subject to leverage risk, which involves risks and special considerations including the likelihood of greater volatility of NAV, market price and dividend rate of the shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce returns; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares. The Fund’s investments in derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

GOLDMAN SACHS CLOSED-END FUNDS

What Differentiates Goldman Sachs’ MLP Funds

Investment Process?

The MLP and Energy Renaissance Fund and MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) each seek a high level of total return with an emphasis on current distributions to shareholders. The MLP and Energy Renaissance Fund seeks to achieve its investment objectives by investing in Master Limited Partnerships (“MLPs”) and other energy investments. MLP Income Opportunities Fund seeks to achieve its investment objectives by investing primarily in MLPs. We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view an MLP as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

■	To capture the full energy chain, we analyze energy production and user trends that ultimately impact income opportunities.

■	We rigorously assess companies on both the asset and equity level.

■	Macro Trend Analysis

First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

■	Top-Down Sector Selection

Secondly, we establish the impact of macro and regional trends on energy infrastructure.

■	Bottom-Up Security Selection

Finally, we select names by evaluating a company’s management, assets, expected returns and technicals.

■	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 10 years of investment experience.

■	Ability to leverage energy-related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

■	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, broader valuation understanding, and resource advantages.

MARKET REVIEW

Goldman Sachs Closed-End Funds

Market Review

Energy MLPs, as represented by the Alerian Total Return Index (the “Alerian Index”), declined on a total return basis during the six months ended May 31, 2015 (the “Reporting Period”). The Alerian Index1 is a composite of the 50 most prominent energy MLPs.

Persistent weakness in the crude oil market, largely because of continued production growth and a resulting inventory build-up at the U.S. crude oil storage hub in Cushing, Oklahoma, was a headwind for energy MLPs. In the first two months of the Reporting Period, energy MLPs benefited from falling interest rates, as the yield on the 10-year U.S. Treasury note fell to a low of 1.68% on January 31, 2015. However, interest rates rose through the remainder of the Reporting Period, serving as a headwind for energy MLPs. At the end of the Reporting Period, the yield on the 10-Year U.S. Treasury note stood at 2.12%.

Larger than expected U.S. production growth, combined with weaker than expected demand growth in the emerging markets, put downward pressure on crude oil prices during the first few months of the Reporting Period. On March 17, 2015, the price of West Texas Intermediate (“WTI”) crude oil hit a low for the Reporting Period of $43.46 per barrel. Prices increased thereafter, rising 38.7% to close the Reporting Period at $60.30 per barrel.2

In response to the steep drop in oil prices, North American energy producers significantly reduced capital expenditures and rig count. By June 5, 2015, after the end of the Reporting Period, the U.S. oil-focused rig count had fallen to 642, down 60% from the October 2014 high of 1,609.3 Despite these reductions, U.S. hydrocarbon production continued to surge to higher than expected levels. March 2015 crude oil production of 9.5 million barrels per day was the highest level since 1972 and reflected a 15.9% year over year increase. U.S. natural gas production also increased, rising 8.4% year over year for the three months ended March 2015. During the same time period, U.S. production of natural gas liquids was up 14.1% versus the first three months of 2014, as production of each purity product (ethane, propane, butane, iso-butane and pentanes) continued to grow.4

During the Reporting Period, net investment inflows into the MLP sector remained positive, although they were below the record levels seen during 2014. There was $4.0 billion of inflows through exchange traded funds (“ETFs”), exchange traded notes (“ETNs”) and mutual funds during the Reporting Period. This compares with $9.6 billion of inflows during the same timeframe a year earlier. The increase in inflows was supportive of MLPs during the Reporting Period.5

During the Reporting Period overall, the Alerian Index (-8.42%) underperformed the S&P 500® Index (+2.96%) and the AMEX Energy Select Sector Index (-0.41%).6 The Alerian Index also underperformed the utilities (-1.93%) and real estate investment trust (“REIT”) (+0.11%)

[1]	Source: Source: Alerian.
[2]	Source: Bloomberg.
[3]	Source: Baker Hughes.
[4]	Source: U.S. Energy Information Administration.
[5]	Source: Bloomberg, U.S. Capital Advisors.
[6]	The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products.

MARKET REVIEW

sectors, as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively.7 (All index returns are presented on a total return basis.)

Looking Ahead

Although commodity prices declined during the Reporting Period, we still believe overall production volumes will continue to grow across oil, natural gas liquids and dry natural gas, albeit at lower levels than those expected in mid-2014 when crude oil prices were near $100 per barrel. In our view, the reductions by U.S. exploration and production companies in capital expenditures and rig counts should eventually translate to slower U.S. production growth. We also anticipate a potential decrease in supply from outside the U.S., specifically from countries that are not part of the Organization of the Petroleum Exporting Countries (“OPEC”). We believe U.S. breakeven points have fallen along with crude oil prices—a dynamic that could potentially continue going forward. (A breakeven point is the point at which expenses and revenue are equal.) We believe the drop in U.S. breakeven points is largely due to exploration and production companies focusing only on the highest quality drilling locations, service companies offering large cost discounts, and enhanced drilling and completion efficiencies deriving from a better understanding of rock formations. In the months ahead, we expect an uptick in crude oil demand, which has historically been at an incremental pace of approximately one million barrels a day per year during the last 10 years. In our view, additional tailwinds for the MLP sector include increased merger and acquisition activity, continued investor interest and growing U.S. government support for the U.S. energy sector. Despite our positive outlook, investors should, in our view, remain mindful that the MLP sector is facing additional challenges beyond lower commodity prices. For example, rising interest rates could negatively affect MLP valuations. Finally, we believe investors should recognize a growing dispersion in performance. Rising U.S. production has greatly altered the energy landscape, proving beneficial to some regions and detrimental to others. As a result, the dispersion between the energy “haves” and “have nots” has increased. In our opinion, rigorous fundamental analysis is essential in seeking to take advantage of the powerful energy revolution theme that we believe persists.

[7]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index series is a family of REIT performance indices that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs.

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in master limited partnerships (“MLPs”) and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units (“I-Units”) and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities (“PIPEs”) issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes (“ETNs”). The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was -7.61%. The Fund’s cumulative total return based on market price was -9.74% for the same period. By way of reference, the Alerian Index[1] a composite of the 50 most prominent energy MLPs, had a cumulative total return of -8.42% during the Reporting Period. As of May 31, 2015, the Fund’s NAV was $14.04 and its market price was $14.77.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	On May 4, 2015, the Fund declared a dividend of $0.33 per unit. As of May 31, 2015, the Fund’s current annualized distribution rate based on its NAV was 9.40%. The Fund’s current annualized distribution rate based on its market price was 8.94% on May 31, 2015.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection drove Fund performance during the Reporting Period. The use of leverage hampered the Fund’s results.

The Fund continued to benefit from its ownership of what we consider to be quality companies with strong management teams, strong balance sheets and favorable commodity and geographical exposures (asset footprint).

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, investments in Williams Partners LP, Global Partners LP and MarkWest Energy Partners LP added to the Fund’s returns.

Williams Partners LP (WPZ) owns, operates, develops and acquires natural gas, natural gas liquids and oil gathering

[1]	Source: Alerian

PORTFOLIO RESULTS

systems and other midstream[1] energy assets. On May 12, 2015, WPZ announced an agreement uunder which its general partner Williams Companies was to acquire all of the public outstanding common units of WPZ in an all stock-for-unit transaction. The deal is expected to close in the third quarter of 2015. In our view, the combined company is likely to have an industry-leading annual dividend growth rate through 2020. The Fund initiated a position in WPZ during the Reporting Period. Although WPZ declined 1.99% on a total return basis for the Reporting Period overall, its units appreciated between the time the Fund initiated the position and the end of the Reporting Period. As of May 31, 2015, WPZ had a yield of 6.44%. The Fund maintained a position in WPZ at the end of the Reporting Period.

Global Partners LP (GLP) is engaged in the purchase, sale and logistics of transporting petroleum and related products, including crude oil, gasoline, distillates, residual oil, renewable fuels, natural gas and propane. GLP delivered strong first quarter 2015 EBITDA (earnings before interest, taxes, depreciation and amortization) and distributable cash flow that, in our view, demonstrates the earnings power of the company’s business model. During the Reporting Period, GLP also acquired a northeast petroleum marketer, a Boston Harbor terminal and 97 retail gas stations in New York City and Maryland—transactions that we believe will be accretive in the first full year of operations. GLP also increased distributions for the first calendar quarter to $0.68 per unit, an increase of 2.26% quarter over quarter and 8.8% year over year. During the Reporting Period, GLP was up 2.95% on a total return basis. As of May 31, 2015, GLP had a yield of 6.54%. At the end of the Reporting Period, the Fund continued to hold a position in GLP.

MarkWest Energy Partners LP (MWE) is engaged in the gathering, processing and transportation of natural gas; the transportation, fractionation, storage and marketing of natural gas liquids; and the gathering and transportation of crude oil. It operates through four segments: Southwest, Northeast, Liberty and Utica. During April 2015, MWE announced that distributions for the first quarter of 2015 would increase 1.1% quarter over quarter and 4.6% year over year to $0.91 per unit. This distribution growth was supported by strong natural gas liquid volumes from the

[1]	The midstream component of the energy industry has historically been defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users) for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.
Marcellus and Utica Shales, up 68% from the first quarter of 2014. Also during the Reporting Period, MWE acquired a stake in the Panola Pipeline, which increases the company’s growing midstream presence in Texas. During the Reporting Period, we decided to exit the Fund’s position in MWE and reallocated the proceeds to companies about which we held more favorable views.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Emerge Energy Services LP, Energy Transfer Partners LP and Targa Resources Partners detracted from the Fund’s performance during the Reporting Period.

Emerge Energy Services LP (EMES) is engaged in two business segments. The first is the mining, processing and distributing of silica sand used for the hydraulic fracturing of oil and gas wells. The second is the processing of transmix and the distribution of refined products. EMES underperformed during the Reporting Period as increased sand segment costs and decreased fuel segment revenue weighed on results. In April 2015, EMES declared a cash distribution of $1.00 per unit for the first quarter of 2015, representing a 29% decline quarter over quarter and a 12% decline year over year. Investor sentiment was also dampened by the announcement of a second consecutive downward revision to distribution guidance. During the Reporting Period, EMES was down 35.09% on a total return basis. As of May 31, 2015, EMES had a yield of 10.11%.

Energy Transfer Partners LP (ETP) owns and operates a diversified portfolio of primarily midstream energy assets. Investors reacted negatively to the January 2015 announcement of a planned merger with Regency Energy Partners, which would increase ETP’s sensitivity to commodity prices. In addition, ETP released disappointing first quarter earnings, driven by weaker than expected retail marketing operations due to tightened gasoline and diesel profit margins. However, ETP posted a seventh consecutive quarterly distribution increase in the first quarter of 2015. Looking ahead, we believe ETP is positioned to benefit from strong organic growth. During the Reporting Period, ETP was down 10.72% on a total return basis. As of May 31, 2015, ETP had a yield of 7.22%.

Targa Resources Partners (NGLS) is involved in the gathering, compressing, treating, processing and selling of natural gas and the fractionating and selling of natural gas liquids and natural gas liquid products. As one of the more commodity exposed MLPs, NGLS was hurt by falling natural

PORTFOLIO RESULTS

gas prices during the Reporting Period, particularly in early December 2014. Going forward, we expect synergies from the integration of Atlas Pipeline Partners, which NGLS acquired in March 2015, to support distribution growth. During the Reporting Period, NGLS was down 18.31% on a total return basis. As of May 31, 2015, NGLS had a yield of 7.59%.

At the end of the Reporting Period, the Fund maintained positions in all three securities.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Rose Rock Midstream LP (RRMS), an MLP engaged in the business of crude oil gathering, transportation, storage and marketing, primarily in Colorado, Kansas, Montana, North Dakota, Oklahoma and Texas. In our view, RRMS offers attractive total return potential, with a stable revenue stream that is supported by a take-or-pay, fee-based model. (Take-or-pay is a provision, written into a contract, whereby one party has the obligation of either taking delivery of goods or paying a specified amount.) We believe the company is likely to benefit from organic growth projects and asset drop downs, such as the Maurepas pipelines project announced by RRMS’s parent, SemGroup, in late March 2015. The Maurepas pipelines project is backed by multiple long-term contracts with Motiva Enterprises LLC and is designed to support Motiva Enterprise LLC’s efforts to interconnect and optimize its Louisiana refinery operations.

Summit Midstream Partners LP (SMLP) was also added to the Fund during the Reporting Period. SMLP owns and operates midstream energy infrastructure that is strategically located in the core producing areas of unconventional resource basins, primarily shale formations, in North America. It provides fee-based natural gas gathering and compression services with a weighted average remaining contract duration of 9.2 years, according to a company presentation during the Reporting Period. SMLP also has more than 1.6 million acres contractually dedicated in some of the fastest growing production basins in North America.

During the Reporting Period, the Fund sold its holdings of Western Gas Partners LP (WES), an MLP engaged in gathering, compressing, treating and transporting natural gas. WES was negatively affected by declining natural gas prices and subsequent uncertainty about a potential reduction in commodity volumes. We ultimately decided to exit the position in favor of companies we viewed more favorably.

The Fund also eliminated its investment in Western Refining (WNR), which, through a subsidiary, refines crude oil and markets petroleum products. Shares of WNR weakened during the Reporting Period as oil prices hit six-year lows and investor concern about a drop in refining volumes was exacerbated by a steep decline in the company’s 2015 revenue forecasts. We chose to sell the position in favor of names about which we held more positive views.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. During the Reporting Period, the Fund obtained leverage through a credit facility[2] and reserved the right to leverage to the extent permitted by the Investment Company Act of 1940. The use of this leverage further hampered the Fund’s performance during the Reporting Period. As of May 31, 2015, this credit facility represented 28.30% of the Fund’s managed assets.

[2]	The MLP and Energy Renaissance Fund has a committed revolving line of credit facility with a major U.S. financial institution that expires on October 16, 2015.

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of May 31, 2015

FUND SNAPSHOT
As of May 31, 2015
Market Price[1]	$14.77
Net Asset Value (NAV)[1]	$14.04
Premium (Discount) to NAV[2]	5.20%
Leverage[3]	28.30%
Distribution Rate – Market Price[4]	8.94%
Distribution Rate –NAV[4]	9.40%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the fund’s portfolio, plus any other assets, less any liabilities, by the number of fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets (as defined in the Fund’s Prospectus).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

PERFORMANCE REVIEW
December 1, 2014–May 31, 2015	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	-7.61%	-9.74%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/15[6]
Holding	% of Net Assets	Line of Business
Energy Transfer Partners LP	25.1%	Diversified Midstream
NuStar Energy LP	13.0	Liquids, Pipelines & Terminalling
Targa Resources Partners LP	11.5	Diversified Midstream
Williams Partners LP	7.8	Diversified Midstream
Crescent Point Energy Corp.	7.7	Exploration and Production
Teekay Offshore Partners LP (PIPE)	7.0	Marine Transportation and Services
ONEOK Partners LP	6.2	Natural Gas and NGL Infrastructure
Global Partners LP	6.2	Liquids, Pipelines & Terminalling
Northern Tier Energy LP	6.1	Other
DCP Midstream Partners LP	5.9	Natural Gas and NGL Infrastructure

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[7]
As of May 31, 2015

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Total Return Index.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”). Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLP investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units (“I-Units”) and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities (“PIPEs”) issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes (“ETNs”). The Fund currently expects to concentrate its investments in the energy sector, with an emphasis on midstream MLP investments, including companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Income Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was -4.55%. The Fund’s cumulative total return based on market price was -1.65% for the same period. As of May 31, 2015, the Fund’s NAV was $17.62 and its market price was $17.73.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	On May 4, 2015, the Fund declared a dividend of $0.34 per unit. As of May 31, 2015, the Fund’s current annualized distribution rate based on its NAV was 7.72%. The Fund’s current annualized distribution rate based on its market price was 7.67% on May 31, 2015.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection drove Fund performance during the Reporting Period. The use of leverage hampered the Fund’s results.

The Fund continued to benefit from its ownership of what we consider to be quality companies with strong management teams, strong balance sheets and favorable commodity and geographical exposures (asset footprint).

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s holdings of Hoegh LNG Partners LP, Sprague Resources LP and Global Partners LP contributed positively to returns.

Hoegh LNG Partners LP (HMLP) is a growth-oriented MLP formed by Hoegh LNG Holdings, a major floating liquefied natural gas service provider. HMLP seeks to own, operate and acquire floating storage regasification units, liquefied natural gas carriers and other liquefied natural gas infrastructure assets under long-term charters of five or more years. HMLP’s units appreciated after the company reported in April 2015 that cash distributions of $0.3375 per share would be paid for the first quarter of 2015. HMLP also exhibited strong earnings growth during the first calendar quarter as two new floating storage regasification units

PORTFOLIO RESULTS

initiated long-term contracts at attractive cash flow yields. Also, HMLP signed a joint development agreement to design the first floating deepwater liquefaction project in the U.S. During the Reporting Period, HMLP was up 28.89% on a total return basis. As of May 31, 2015, HMLP had a yield of 5.87%.

Sprague Resources LP (SRLP) is engaged in the purchase, storage, distribution and sale of refined petroleum products and natural gas. In April 2015, SRLP announced that cash distributions for the first quarter of 2015 would increase 3.3% quarter over quarter and 14.5% year over year to $0.4725 per unit. This increase marked the fourth consecutive quarter of distribution growth. In addition, SRLP has exhibited strong distributable cash flow growth, driven by increased volumes from synergies related to acquisitions made during 2014. During the Reporting Period, SRLP was up 27.52% on a total return basis. As of May 31, 2015, SRLP had a yield of 6.89%.

Global Partners LP (GLP) is engaged in the purchase, sale and logistics of transporting petroleum and related products, including crude oil, gasoline, distillates, residual oil, renewable fuels, natural gas and propane. GLP delivered strong first quarter 2015 EBITDA (earnings before interest, taxes, depreciation, and amortization) and distributable cash flow that, in our view, demonstrates the earnings power of the company’s business model. During the Reporting Period, GLP also acquired a northeast petroleum marketer, a Boston Harbor terminal and 97 retail gas stations in New York City and Maryland—transactions that we believe will be accretive in the first full year of operations. GLP also increased distributions for the first calendar quarter to $0.68 per unit, an increase of 2.26% quarter over quarter and 8.8% year over year. During the Reporting Period, GLP was up 2.95% on a total return basis. As of May 31, 2015, GLP had a yield of 6.54%.

[3]	Source: Bloomberg.
[4]	The S&P 500® Index is a diverse index that includes 500 American companies that represent over 70% of the total market capitalization of the U.S. stock market. The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products.
[5]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index series is a family of REIT performance indexes that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.

At the end of the Reporting Period, the Fund continued to hold positions in all three securities.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Emerge Energy Services LP, Targa Resources Partners and Summit Midstream Partners hurt the Fund’s results during the Reporting Period.

Emerge Energy Services LP (EMES) is engaged in two business segments. The first is the mining, processing and distributing of silica sand used for the hydraulic fracturing of oil and gas wells. The second is the processing of transmix and the distribution of refined products. EMES underperformed during the Reporting Period as increased sand segment costs and decreased fuel segment revenue weighed on results. In April 2015, EMES declared a cash distribution of $1.00 per unit for the first quarter of 2015, representing a 29% decline quarter over quarter and a 12% decline year over year. Investor sentiment was also dampened by the announcement of a second consecutive downward revision to distribution guidance. During the Reporting Period, EMES was down 35.09% on a total return basis. As of May 31, 2015, EMES had a yield of 10.11%.

Targa Resources Partners (NGLS) is involved in the gathering, compressing, treating, processing and selling of natural gas and the fractionating and selling of natural gas liquids and natural gas liquid products. As one of the more commodity exposed MLPs, NGLS was hurt by falling natural gas prices during the Reporting Period, particularly in early December 2014. Going forward, we expect synergies from the integration of Atlas Pipeline Partners, which NGLS acquired in March 2015, to support distribution growth. During the Reporting Period, NGLS was down 18.31% on a total return basis. As of May 31, 2015, NGLS had a yield of 7.59%.

Summit Midstream Partners LP (SMLP) is an MLP that owns and operates midstream energy infrastructure strategically located in the core producing areas of unconventional resource basins, primarily shale formations, in North America. SMLP was negatively impacted by the announcement of a large goodwill impairment charge for the fourth quarter of 2014, which caused the company’s earnings to fall below consensus estimates. However, in April 2015, SMLP increased its first quarter 2015 cash distribution by 13% on a year-over-year basis. In May 2015, it completed a drop-down acquisition of crude oil gathering systems and transmission pipelines that we expect to be immediately

PORTFOLIO RESULTS

accretive to cash flow. During the Reporting Period, SMLP was down 23.56% on a total return basis. As of May 31, 2015, SMLP had a yield of 7.32%.

The Fund maintained positions in all three securities at the end of the Reporting Period.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund added a position in EQT Midstream Partners (EQM), a growth-oriented MLP formed by EQT Corporation (EQT) to own, operate, acquire and develop midstream assets in the Appalachian Basin. EQM has fee-based assets located in the Marcellus Shale, which—combined with its working relationship with EQT—positions it as a leading Appalachian Basin midstream energy company. EQM has said it is targeting 20% annual distribution growth through 2017. This statement is, in our view, supported by a strong coverage ratio and a stable cash flow from fixed fees and a 16-year weighted average transmission contract life.

The Fund also initiated a position in Rose Rock Midstream LP (RRMS), an MLP engaged in the business of crude oil gathering, transportation, storage and marketing, primarily in Colorado, Kansas, Montana, North Dakota, Oklahoma and Texas. In our view, RRMS offers attractive total return potential, with a stable revenue stream that is supported by a take-or-pay, fee-based model. (Take-or-pay is a provision, written into a contract, whereby one party has the obligation of either taking delivery of goods or paying a specified amount.) We believe the company is likely to benefit from organic growth projects and asset drop downs, such as the Maurepas pipelines project announced by RRMS’s parent, SemGroup, in late March 2015. The Maurepas pipelines project is backed by multiple long-term contracts with Motiva Enterprises LLC and is designed to support Motiva Enterprises LLC’s efforts to interconnect and optimize its Louisiana refinery operations.

During the Reporting Period, the Fund sold its holdings of Memorial Production Partners (MEMP), a company formed to own and acquire oil and natural gas properties in North America. After the Organization of the Petroleum Exporting Countries (“OPEC”) announced in November 2014 that it would not cut oil production and as energy companies began reducing rig counts and cutting capital expenditures, we reevaluated the Fund’s upstream energy exposure and decided to exit our position in MEMP. We reallocated the proceeds to segments of the energy industry about which we had a more positive outlook.

In addition, we eliminated the Fund’s investment in Valero Energy Partners LP (VLP), a fee-based, growth-oriented, traditional MLP formed by Valero Energy Corporation to own, operate, develop and acquire crude oil and refined petroleum products pipelines, terminals and other transportation and logistics assets. VLP appreciated during the Reporting Period in anticipation of a strong earnings report for the fourth quarter of 2014. We ultimately exited the position in favor of companies we viewed in a more positive manner.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. During the Reporting Period, the Fund obtained leverage through a credit facility[1] and reserved the right to leverage to the extent permitted by the Investment Company Act of 1940. The use of this leverage further hampered the Fund’s performance during the Reporting Period. As of May 31, 2015, this credit facility represented 26.20% of the Fund’s managed assets.

[1]	The MLP Income Opportunities Fund has a committed revolving line of credit facility with a major U.S. financial institution that expires on July 28, 2015.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of May 31, 2015

FUND SNAPSHOT
As of May 31, 2015
Market Price[1]	$17.73
Net Asset Value (NAV)[1]	$17.62
Premium (Discount) to NAV[2]	0.62%
Leverage[3]	26.20%
Distribution Rate – Market Price[4]	7.67%
Distribution Rate – NAV[4]	7.72%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the fund’s portfolio, plus any other assets, less any liabilities, by the number of fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets (as defined in the Fund’s Prospectus).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

PERFORMANCE REVIEW
December 1, 2014–May 31, 2015	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	-4.55%	-1.65%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/15[6]
Holding	% of Net Assets	Line of Business
Energy Transfer Partners LP	9.3%	Diversified Midstream
Targa Resources Partners LP	8.0	Diversified Midstream
Williams Partners LP	7.5	Diversified Midstream
Hoegh LNG Partners LP	7.1	Marine Transportation and Services
CSI Compressco Partners LP	7.0	Other
Teekay Offshore Partners LP (PIPE)	5.1	Marine Transportation and Services
DCP Midstream Partners LP	5.0	Natural Gas and NGL Infrastructure
NuStar Energy LP	5.0	Liquids, Pipelines & Terminalling
CrossAmerica Partners LP	4.2	Liquids, Pipelines & Terminalling
NGL Energy Partners LP (PIPE)	4.1	Diversified Midstream

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Total Return Index.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments

May 31, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – 139.3%
Coal – 0.8%
593,472	Foresight Energy LP	$8,302,673

Diversified Midstream – 44.4%
4,908,901	Energy Transfer Partners LP	276,027,503
2,915,041	Targa Resources Partners LP	126,017,222
1,544,038	Williams Partners LP	86,280,844

		488,325,569

Exploration and Production – 8.0%
3,739,087	Crescent Point Energy Corp.	84,727,784
720,000	New Source Energy Partners LP	3,758,400

		88,486,184

General Partner – 0.7%
150,200	Alliance Holdings GP LP	7,239,640

Liquids, Pipelines & Terminalling – 30.2%
431,436	Arc Logistics Partners LP (PIPE)(a)	7,394,813
446,071	CrossAmerica Partners LP	14,912,154
1,628,425	Global Partners LP(b)	67,742,480
1,950,000	JP Energy Partners LP(b)	26,461,500
2,283,719	NuStar Energy LP	142,526,903
580,342	PBF Logistics LP	13,417,507
588,001	Rose Rock Midstream LP	29,794,011
527,520	Sprague Resources LP	14,612,304
397,782	TransMontaigne Partners LP	15,656,699

		332,518,371

Marine Transportation and Services – 11.3%
1,690,022	Capital Product Partners LP	15,396,100
188,950	Golar LNG Partners LP	5,330,279
398,656	KNOT Offshore Partners LP	9,408,282
965,600	Navios Maritime Midstream Partners LP(b)	16,753,160
3,449,000	Teekay Offshore Partners LP	77,085,150

		123,972,971

Natural Gas and NGL Infrastructure – 17.7%
1,706,734	Crestwood Midstream Partners LP	22,904,370
1,708,526	DCP Midstream Partners LP	64,582,283
1,754,747	ONEOK Partners LP	68,522,871
1,417,112	QEP Midstream Partners LP(b)	24,955,342
302,363	Summit Midstream Partners LP	10,168,468
163,625	USA Compression Partners LP	3,647,201

		194,780,535

Offshore Oilfield Services – 5.1%
3,341,000	Seadrill Partners LLC	46,005,570
645,300	Transocean Partners LLC	9,982,791

		55,988,361

Power Generations*(b) – 1.5%
822,139	Enviva Partners LP	16,738,750

Retail Propane – 3.7%
824,628	AmeriGas Partners LP	40,654,160

Common Stocks – (continued)
Other – 15.9%
1,039,803	CSI Compressco Partners LP	$20,692,080
1,113,436	CVR Refining LP	21,812,211
1,574,000	Emerge Energy Services LP(b)	62,298,920
2,764,835	Northern Tier Energy LP	67,544,919
182,049	OCI Partners LP	3,174,935

		175,523,065

TOTAL COMMON STOCKS
(Cost $1,766,675,826)		$1,532,530,279

Shares	Distribution Rate	Value
Investment Company(b) – 0.6%
Goldman Sachs Financial Square Government Fund – FST Shares
6,971,785	0.006%	$6,971,785
(Cost $6,971,785)

TOTAL INVESTMENTS – 139.9%
(Cost $1,773,647,611)		$1,539,502,064

BORROWINGS – (39.5)%		(435,000,000)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(4,265,579)

NET ASSETS – 100.0%		$1,100,236,485

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Newly issued security: non-income producing.
(a)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. See additional details below:

Restricted Security	Acquisition Date	Cost
Arc Logistics Partners LP (PIPE)	02/19/15	$7,157,527

(b)	Represents an Affiliated Issuer/Fund.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PIPE	—Private Investment in Public Equity

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

May 31, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – 134.1%
Coal – 2.5%
275,644	Alliance Resource Partners LP	$8,266,564
821,954	Foresight Energy LP	11,499,136

		19,765,700

Diversified Midstream – 31.2%
2,739,281	CorEnergy Infrastructure Trust, Inc.	18,216,218
1,283,420	Energy Transfer Partners LP	72,166,707
1,070,850	NGL Energy Partners LP	32,189,751
1,448,947	Targa Resources Partners LP	62,637,979
1,040,649	Williams Partners LP	58,151,466

		243,362,121

Exploration and Production – 0.5%
730,118	New Source Energy Partners LP	3,811,216

General Partner – 4.9%
586,115	Alliance Holdings GP LP	28,250,743
104,439	Targa Resources Corp.	9,603,166

		37,853,909

Liquids, Pipelines & Terminalling – 30.0%
291,891	Arc Logistics Partners LP (PIPE)(a)	5,003,012
226,057	Buckeye Partners LP	17,480,988
971,406	CrossAmerica Partners LP(b)	32,474,102
100,140	Genesis Energy LP	4,869,808
700,930	Global Partners LP	29,158,688
346,216	Holly Energy Partners LP	11,677,866
182,437	Magellan Midstream Partners LP	14,543,878
618,750	NuStar Energy LP	38,616,187
611,943	Plains All American Pipeline LP	28,730,724
192,308	Rose Rock Midstream LP	9,744,246
782,131	Sprague Resources LP(b)	21,665,029
347,283	Tesoro Logistics LP	20,076,430

		234,040,958

Marine Transportation and Services – 21.0%
1,084,000	Capital Product Partners LP	9,875,240
895,079	Dynagas LNG Partners LP	17,087,058
807,450	Golar LNG Partners LP	22,778,165
2,395,485	Hoegh LNG Partners LP(b)	55,096,155
796,344	KNOT Offshore Partners LP	18,793,718
1,777,950	Teekay Offshore Partners LP	39,737,183

		163,367,519

Natural Gas and NGL Infrastructure – 22.5%
1,137,736	American Midstream Partners LP	20,820,569
1,604,278	Crestwood Midstream Partners LP	21,529,411
1,037,709	DCP Midstream Partners LP	39,225,400
129,381	EQT Midstream Partners LP	10,825,308
707,372	ONEOK Partners LP	27,622,877
752,427	Summit Midstream Partners LP	25,304,120
710,910	USA Compression Partners LP	15,846,184
202,693	Western Gas Partners LP	13,884,470

		175,058,339

Offshore Oilfield Services – 1.3%
745,600	Seadrill Partners LLC	10,266,912

Common Stocks – (continued)
Power Generations* – 0.9%
328,516	Enviva Partners LP	$6,688,586

Retail Propane – 3.2%
513,668	AmeriGas Partners LP	25,323,832

Other – 16.1%
2,743,456	CSI Compressco Partners LP(b)	54,594,774
730,069	CVR Refining LP	14,302,052
342,560	Emerge Energy Services LP	13,558,525
1,250,001	Northern Tier Energy LP	30,537,524
695,704	OCI Partners LP	12,133,078

		125,125,953

TOTAL COMMON STOCKS
(Cost $1,061,476,938)		$1,044,665,045

BORROWINGS – (35.4)%		(276,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		10,120,999

NET ASSETS – 100.0%		$778,786,044

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Newly issued security: non-income producing.
(a)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. See additional details below:

Restricted Security	Acquisition Date	Cost
Arc Logistics Partners LP (PIPE)	02/19/15	$4,842,467

(b)	Represents an Affiliated Issuer.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PIPE	—Private Investment in Public Equity

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Assets and Liabilities

May 31, 2015 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,476,687,874 and $918,732,065)	$1,317,580,127	$880,834,985
Investments of affiliated issuers, at value (cost $296,959,737 and $142,744,873)	221,921,937	163,830,060
Cash	4,438,142	9,199,481
Receivables:
Investments sold	1,723,750	9,918,135
Dividends	587,876	—
Deferred financing costs	130,437	23,535
Prepaid state and local income taxes	680,000	1,178,429
Prepaid federal income taxes	371,550	6,263,896
Other assets	—	198,095
Total assets	1,547,433,819	1,071,446,616

Liabilities:
Payables:
Borrowings on credit facility	435,000,000	276,000,000
Investments purchased	9,464,504	8,305,192
Management fees	1,328,613	904,203
Interest on borrowings	740,297	543,033
Deferred taxes, net	—	6,289,394
Accrued expenses	663,920	618,750
Total liabilities	447,197,334	292,660,572

Net Assets:
Paid-in capital	1,416,116,483	772,527,388
Undistributed net investment income, net of taxes	9,041,581	4,932,739
Accumulated net realized gain (loss), net of taxes	(90,778,316)	32,041,671
Net unrealized loss, net of taxes	(234,143,263)	(30,715,754)
NET ASSETS	$1,100,236,485	$778,786,044
Shares Outstanding $0.001 par value (unlimited shares authorized):	78,354,317	44,207,648
Net asset value	$14.04	$17.62

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Operations

For the Six Months Ended May 31, 2015 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Investment income:
Dividends — unaffiliated issuers (Includes tax withheld of $620,635, and $0)	$56,099,119	$34,196,234
Dividends — affiliated issuer and funds	8,046,798	5,416,990
Less: Return of Capital on Dividends	(48,517,359)	(31,087,128)
Total investment income	15,628,558	8,526,096

Expenses:
Management fees	7,724,827	5,283,970
Interest on borrowings	2,668,099	1,763,719
Professional fees	326,716	443,230
Amortization of deferred financing costs	172,028	73,852
Custody, accounting and administrative services	77,850	48,328
Printing and mailing costs	75,141	41,966
Trustee fees	50,626	50,576
Transfer Agent fees	8,727	8,181
Other	163,738	141,257
Total operating expenses, before taxes and expense reductions	11,267,752	7,855,079
Less — expense reductions	(27,154)	—
Net operating expenses, after expense reductions but before taxes	11,240,598	7,855,079
NET INVESTMENT INCOME, BEFORE TAXES	4,387,960	671,017
Current tax benefit	588,970	9,275,323
Deferred tax benefit	— (a)	11,925,270
NET INVESTMENT INCOME, NET OF TAXES	4,976,930	21,871,610

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(57,414,162)	25,022,761
Investments — affiliated issuers	162,295	1,553,716
Foreign currency transactions	(36,150)	—
Deferred tax expense	— (a)	(11,263,902)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(24,154,815)	(110,016,578)
Investments — affiliated issuers	(18,088,748)	19,491,563
Foreign currency translation	11,339	—
Deferred tax benefit	— (a)	13,723,202
Net realized and unrealized loss, net of taxes	(99,520,241)	(61,489,238)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(94,543,311)	$(39,617,628)

(a)	Any net tax benefit was fully offset by a 100% valuation allowance recorded as of May 31, 2015.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Changes in Net Assets

	MLP and Energy Renaissance Fund
	For the Six Months Ended May 31, 2015 (Unaudited)	For the Period Ended November 30, 2014(a)
From operations:
Net investment income, net of taxes	$4,976,930	$4,064,651
Net realized loss, net of taxes	(57,288,017)	(33,490,299)
Net change in unrealized loss, net of taxes	(42,232,224)	(191,911,039)
Net decrease in net assets resulting from operations	(94,543,311)	(221,336,687)

Distributions to shareholders:
From return of capital	(51,205,572)	(24,986,048)

From share transactions:
Proceeds from sales of common shares	—	1,491,254,733
Reinvestment of distributions	3,368,512	707,905
Offering costs charged to paid-in capital	—	(3,123,047)
Net increase in net assets resulting from share transactions	3,368,512	1,488,839,591
TOTAL INCREASE (DECREASE)	(142,380,371)	1,242,516,856

Net assets:
Beginning of period	1,242,616,856	100,000
End of period	$1,100,236,485	$1,242,616,856
Undistributed net investment income net of taxes	$9,041,581	$4,064,651

(a)	Commenced operations on September 26, 2014.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

	MLP Income Opportunities Fund
	For the Six Months Ended May 31, 2015 (Unaudited)	For the Fiscal Year Ended November 30, 2014
From operations:
Net investment income, net of taxes	$21,871,610	$29,605
Net realized gain, net of taxes	15,312,575	16,729,096
Net change in unrealized gain (loss), net of taxes	(76,801,813)	46,084,404
Net increase (decrease) in net assets resulting from operations	(39,617,628)	62,843,105

Distributions to shareholders:
From net investment income	—	(16,765,268)
From return of capital	(29,814,204)	(40,162,638)
Total distributions to shareholders	(29,814,204)	(56,927,906)

From share transactions:
Proceeds from sales of common shares	—	53,669,549
Reinvestment of distributions	1,383,178	—
Offering costs charged to paid-in capital	—	(112,397)
Net increase in net assets resulting from share transactions	1,383,178	53,557,152
TOTAL INCREASE (DECREASE)	(68,048,654)	59,472,351

Net assets:
Beginning of period	846,834,698	787,362,347
End of period	$778,786,044	$846,834,698
Undistributed (distribution in excess of) net investment income, net of taxes	$4,932,739	$(16,938,871)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2015 (Unaudited)

	Increase/(Decrease) in cash — Cash flows from operating activities:
	Net decrease in net assets from operations	$(94,543,311)
	Adjustments to reconcile net increase in net assets from operations to net cash received from/(used in) operating activities:
	Purchase of investment securities	(1,151,522,737)
	Proceeds from disposition of investment securities	1,069,880,015
	Purchase of short term investment securities, net	144,685,547
	Net realized loss from investment securities	57,251,867
	Net change in unrealized loss on investment securities	42,243,563
	Decrease in dividends receivable	2,357,957
	Decrease in receivables for investments sold	65,879,762
	Decrease in other assets	3,910
	Decrease in deferred financing costs	172,029
	Decrease in payable for investments purchased	(115,276,801)
	Decrease in offering costs payable	(1,051,032)
	Decrease in amounts owed to affiliates	(184,224)
	Increase in interest on borrowings payable	166,625
	Increase in accrued expenses and other liabilities	242,411
	Decrease in federal income tax payable	(555,632)
	Decrease in state and local income tax payable	(33,338)
	Increase in prepaid federal income taxes	(371,550)
	Increase in prepaid state and local income taxes	(680,000)
In	Increase in return of capital on dividends	48,517,359
	Net cash received from operating activities	67,182,420

	Cash flows from financing activities:
	Decrease in borrowings on credit facility payable	(15,000,000)
	Cash distributions paid	(47,837,060)
	Net cash used in financing activities	(62,837,060)
	NET INCREASE IN CASH	$4,345,360

	Cash:
	Beginning of period	92,782
	End of period	$4,438,142
	Supplemental disclosure
	Cash paid for interest and related fees	$2,501,474
	Reinvestment of distributions	$3,368,512

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2015 (Unaudited)

Increase/(Decrease) in cash — Cash flows from operating activities:
Net decrease in net assets from operations	$(39,617,628)
Adjustments to reconcile net increase in net assets from operations to net cash received from/(used in) operating activities:
Purchase of investment securities	(317,088,920)
Proceeds from disposition of investment securities	321,330,947
Net realized gain from investment securities	(26,576,477)
Net change in unrealized loss on investment securities	90,525,015
Decrease in dividends receivable	180,883
Increase in receivables for investments sold	(7,692,216)
Decrease in deferred financing costs	73,852
Increase in payable for investments purchased	8,305,192
Decrease in amounts owed to affiliates	(95,405)
Increase in interest on borrowings payable	251,831
Decrease in accrued expenses and other liabilities	(73,332)
Increase in prepaid federal income tax	(2,167,053)
Increase in prepaid state and local income tax	(207,595)
Decrease in deferred tax, net	(21,353,347)
Increase in return of capital on dividends	31,087,128
Net cash received from operating activities	36,882,875

Cash flows from financing activities:
Decrease in borrowings on credit facility payable	(25,000,000)
Cash distributions paid	(28,431,026)
Net cash used in financing activities	(53,431,026)
NET DECREASE IN CASH	$(16,548,151)

Cash:
Beginning of period	25,747,632
End of period	$9,199,481
Supplemental disclosure
Cash paid for interest and related fees	$1,511,888
Reinvestment of distributions	$1,383,178

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from return of capital	Offering costs
FOR THE SIX MONTHS ENDED MAY 31, (UNAUDITED)
2015 - Common Shares	$15.91	$0.06	$(1.27)	$(1.21)	$(0.66)	$—

FOR THE PERIOD ENDED NOVEMBER 30,
2014 - Common Shares(h)	19.10	0.05	(2.88)	(2.83)	(0.32)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or net asset value (“NAV”) on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized with the exception of tax expenses.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	Calculated by dividing the Fund’s Managed Assets (as defined in the Fund’s Prospectus) by the amount of borrowings outstanding under the credit facility at period end.
(h)	Commenced operations on September 26, 2014.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

		Total return(b)			Ratio of expenses to average net assets(c)
Net asset value, end of period	Market price, end of period	Based on market price	Based on net asset value	Net assets, end of period (in 000s)	After interest expense and tax (benefit)/ expenses(d)	After interest expense and before tax (benefit)/ expenses	Before interest expense and tax (benefit)/ expenses	Ratio of net investment income to average net assets(c) (e)	Portfolio turnover rate(f)	Asset coverage, end of period per $1,000(g)

$14.04	$14.77	(9.74)%	(7.61)%	$1,100,236	(1.98)%	(2.03)%	(1.55)%	0.90%	67%	$3,529

15.91	17.11	(8.77)	(15.28)	1,242,617	(1.65)	(1.60)	(1.30)	1.69	36	3,761

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From return of capital	Total distributions	Offering costs
FOR THE SIX MONTHS ENDED MAY 31, (UNAUDITED)
2015 - Common Shares	$19.19	$0.50		$(1.39)		$(0.89)	$—	$(0.68)	$(0.68)	$—

FOR THE FISCAL YEAR ENDED NOVEMBER 30,
2014 - Common Shares	19.06	—	(h)	1.42		1.42	(0.38)	(0.91)	(1.29)	—	(h)

FOR THE PERIOD ENDED NOVEMBER 30,
2013 - Common Shares(j)	19.10	—	(h)	—	(h)	—	—	—	—	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets (as defined in the Fund’s Prospectus) by the amount of borrowings outstanding under the credit facility at period end.
(g)	Annualized with the exception of tax expenses.
(h)	Amount is less than $0.005 per share.
(i)	Amount is less than 0.005% per share.
(j)	Commenced operations on November 26, 2013.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

		Total return(b)			Ratio of expenses to average net assets
Net asset value, end of period	Market price, end of period	Based on market price	Based on net asset value	Net assets, end of period (in 000s)	After interest expense and tax (benefit)/ expenses(c)		After interest expense and before tax (benefit)/ expenses		Before interest expense and tax (benefit)/ expenses		Ratio of net investment income/(loss) to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$17.62	$17.73	(1.65)%	(4.55)%	$778,786	1.01	%(g)	(2.02	)%(g)	(1.56	)%(g)	5.61	%(g)	27%	$3,822

19.19	18.74	(0.14)	7.31	846,835	(5.76)		(1.75)		(1.41)		—	(i)	54	3,813

19.06	20.00	4.71	(0.21)	787,362	(1.11	)(g)	(1.11	)(g)	(1.11	)(g)	(1.11	)(g)	—	—

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements

May 31, 2015 (Unaudited)

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) are non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 as amended (the “1933 Act”). The Goldman Sachs MLP and Energy Renaissance Fund was organized as a Delaware statutory trust on July 7, 2014, and the Goldman Sachs MLP Income Opportunities Fund was organized as a Delaware statutory trust on June 18, 2013. The shares of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “GER” and “GMZ”, respectively.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to each Fund’s respective management agreement (each, an “Agreement”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using the average cost method for partnership investments and the First In First Out method for all other investments. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the schedule K-1 received from the MLPs. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjust the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — Over the long term, the Funds make distributions to their shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Funds receive from the MLPs and other securities in which they invest, less any operating expenses incurred by the Funds. To permit the Funds to maintain more stable quarterly distributions, the distributions for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Funds. The Funds estimate that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Funds’ distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Funds’ operating results during the period, and their final federal income tax characterization that may differ.

GOLDMAN SACHS CLOSED-END FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Income Taxes — The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as corporations. As a result, the Funds are obligated to pay federal, state and local income tax on their taxable income. The Funds invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Funds must report their allocable share of the MLPs’ taxable income or loss in computing their own taxable income or loss. The Funds’ tax expense or benefit is included in the Statements of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Funds will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for their future tax liability associated with the capital appreciation of their investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. The Funds may also record a deferred tax asset balance, which reflects an estimate of the Funds’ future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Funds have a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Funds’ valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds’ NAV and results of operations in the period it is recorded. The Funds will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of net asset values and financial statement reporting.

It is the Funds’ policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. The Funds anticipate filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no significant impact on their net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on their tax returns.

Return of Capital Estimates — Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Board of Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Subordinated Units and Private Investments — Subordinated units and private investments in public equities (“PIPEs”) are valued the same as other equity securities as noted above. A Liquidity Value Adjustment (LVA) may be applied to securities which are subject to transfer restrictions or which convert to publicly traded securities in the future when certain conditions are met. Subordinated units and PIPEs are classified as Level 2 until such time as the transfer restriction is removed.

GOLDMAN SACHS CLOSED-END FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Board of Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Board of Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of May 31, 2015:

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
MLP’s
Europe	$41,557,542	$—	$—
North America	1,342,861,779	7,394,813	—
Corporations
Europe	55,988,361	—	—
North America	84,727,784	—	—
Investment Company	6,971,785	—	—
Total	$1,532,107,251	$7,394,813	$—

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
MLP’s
Europe	$45,756,016	$—	$—
North America	955,819,721	5,003,012	—
Corporations
Europe	10,266,912	—	—
North America	27,819,384	—	—
Total	$1,039,662,033	$5,003,012	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Funds may also be subject to a 20% alternative minimum tax to the extent that their alternative minimum tax exceeds their regular federal income tax. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period ended May 31 2015, the Goldman Sachs MLP and Energy Renaissance Fund re-evaluated its blended state income tax rate, increasing the rate from 2.10% to 2.30% due to anticipated state apportionment of income and gains. The Goldman Sachs MLP Income Opportunities Fund blended state income tax rate for the period ended May 31, 2015 was 2.48%. The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Application of statutory income tax rate	$45,534,200	$22,148,789
State income taxes, net of federal benefit	3,016,877	1,569,514
Change in estimated state tax rate, net of federal tax (expense)/benefit	449,963	—
Effect of Permanent Differences	374,804	1,605
Other, net	97,291	(60,015)
Valuation Allowance	(48,884,165)	—
Total current and deferred income tax (expense)/benefit, net	$588,970	$23,659,893

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION (continued)

At May 31, 2015, components of the Funds’ deferred tax assets and liabilities are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Deferred tax assets:
Net operating loss carryforward (tax basis) (expires November 30, 2035)	$8,909,026	$9,936,691
Net unrealized losses on investment securities (tax basis)	79,401,679	—
Capital loss carryforward (tax basis) (expires November 30, 2019 and 2020)	32,706,326	—
Valuation Allowance	(121,017,031)	—
Total Deferred Tax assets	—	9,936,691
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$—	$16,226,085

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing, the Funds’ management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of their analysis of the recoverability of their deferred tax assets, the Funds recorded valuation allowances of $121,017,031 and $0 for Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund, respectively as of May 31, 2015.

For the period ended May 31, 2015, components of each Fund’s current and deferred tax benefit are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Current and Deferred tax benefit:
Federal	$46,000,295	$22,094,351
State	3,472,840	1,565,542
Valuation allowance	(48,884,165)	—
Total	$588,970	$23,659,893	(1)

(1)	Goldman Sachs MLP Income Opportunities recorded a tax benefit on its net investment income totaling $21,200,593, which primarily relates to net operating losses passed through to it from its MLP investments. Of this amount, $9,275,323 is a current tax benefit which represents net operating losses that are being carried back to offset last year’s tax expense and $11,925,270 is a deferred tax benefit which represents net operating loss in excess of the carryback amount. In addition, the Fund has a deferred tax expense on net realized gain of $11,263,902 and net deferred tax benefit for the change in unrealized loss of $13,723,202.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2015 (Unaudited)

4. TAXATION (continued)

For the six months ended May 31, 2015, the Funds do not have any interest or penalties associated with the underpayment of any income taxes. At May 31, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Tax Cost	$1,752,375,197	$1,001,312,490
Gross unrealized gain	121,195,224	171,987,010
Gross unrealized loss	(334,068,357)	(128,634,455)
Net unrealized gain (loss)	$(212,873,133)	$43,352,555

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and timing differences related to the tax treatment of partnership investments.

For the six months ended May 31, 2015, distributions from both the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are estimated to be comprised of 100% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2016. For both the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund, all tax years since inception remain open for examination by U.S. and state tax authorities. Management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under each Fund’s Agreement, GSAM manages each Fund, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the respective Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of each Fund’s average daily managed assets for the six months ended May 31, 2015. Managed assets are defined as total assets of the fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities, (other than liabilities representing indebtedness for investment purposes).

The Goldman Sachs MLP and Energy Renaissance Fund invests in the FST Shares of the Goldman Sachs Financial Square Government and Money Market Funds (“Underlying Funds”). These Underlying Funds are considered to be affiliated with the Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests. For the six months ended May 31, 2015, GSAM waived $27,154 of the Funds’ management fee.

B.  Other Transactions with Affiliates — For the six months ended May 31, 2015, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

GOLDMAN SACHS CLOSED-END FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by a fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the 1940 Act) of such fund. The following tables provide information about the investment in shares of issuers of which the Funds are affiliates for the six months ended May 31, 2015:

Goldman Sachs MLP and Energy Renaissance Fund
Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
Emerge Energy Services LP	1,500,000	74,000	—	1,574,000	$62,298,920	$3,793,340
Enviva Partners LP	—	822,139	—	822,139	16,738,750	—
Global Partners LP	—	1,633,425	(5,000)	1,628,425	67,742,480	1,496,601
JP Energy Partners LP	1,950,000	—	—	1,950,000	26,461,500	1,226,160
Navios Maritime Midstream Partners LP	1,000,000	—	(34,400)	965,600	16,753,160	609,800
QEP Midstream Partners LP	1,453,812	—	(36,700)	1,417,112	24,955,342	915,902

Goldman Sachs MLP Income Opportunities Fund
Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
CSI Compressco Partners LP	2,000,000	743,456	—	2,743,456	$54,594,774	$2,499,388
CrossAmerica Partners LP	1,053,448	—	(82,042)	971,406	32,474,102	556,577
Hoegh LNG Partners LP	2,330,985	64,500	—	2,395,485	55,096,155	1,616,952
Sprague Resources LP	818,614	—	(36,483)	782,131	21,665,029	744,073

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the six months ended May 31,2015.

Underlying Fund	Market Value 11/30/14	Purchases at Cost	Proceeds from Sales	Market Value 5/31/15	Dividend Income
Goldman Sachs Financial Square Funds — Government Fund	$—	$441,787,088	$(434,815,303)	$6,971,785	$4,995
Goldman Sachs Financial Square Funds — Money Market Fund	151,657,333	109,840,017	(261,497,350)	—	—

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Financing Agreements — As of May 31, 2015, the Goldman Sachs MLP and Energy Renaissance Fund participated in a committed revolving line of credit facility, (the “Credit Facility”) with a major U.S. financial institution that expires on October 16, 2015. The Credit Facility provides for borrowings in an aggregate amount up to $670,000,000. Borrowings under the Credit Facility bear interest subject to the Fund’s election of variable rates (i.e. LIBOR or Federal Funds Rate) plus market spreads. The Fund pays an unused commitment fee of 0.10% when the loan is in excess of 85% of the $670,000,000 balance and 0.20% per annum at all other times. Interest is accrued daily and paid quarterly. Costs incurred in connection with entering into the Credit Facility have been recorded as deferred financing costs on the Statement of Assets and Liabilities and are being amortized over the life of the Credit Facility. The average outstanding balance and weighted average annual interest rate for the six months ended May 31, 2015 were $435,521,978 and 1.104%, respectively. As of May 31, 2015, there was $435,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 1.126%.

As of May 31, 2015, the Goldman Sachs MLP Income Opportunities Fund participated in a committed revolving line of credit facility, (the “Credit Facility”) with a major financial institution. The Credit Facility was amended on July 28, 2014 and expires on July 28, 2015. The Credit Facility provides for borrowings in an aggregate amount up to $395,000,000. Borrowings under the Credit Facility bear interest subject to the Fund’s election of variable rates (i.e. LIBOR or Federal Funds Rate) plus market spreads. The Fund pays an unused commitment fee of 0.35% per annum. Interest is accrued daily and paid quarterly. Costs incurred in connection with entering into the Credit Facility have been recorded as deferred financing costs on the Statement of Assets and Liabilities and are being amortized over the life of the Credit Facility. The average outstanding balance and weighted average annual interest rate for the six months ended May 31, 2015 were $278,335,165 and 1.107%, respectively. As of May 31, 2015, there was $276,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 1.124%.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2015, were as follows:

Fund	Purchases	Sales
Goldman Sachs MLP and Energy Renaissance	1,106,925,518	1,023,594,044
Goldman Sachs MLP Income Opportunities	286,675,336	289,706,212

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Leverage Risk — The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that each Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Fund may make investments, including MLPs that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in a Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Each Fund will utilize leverage, which magnifies the market risk. Additionally, a Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that a Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. A Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the IPO price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2015 (Unaudited)

7. OTHER RISKS (continued)

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investment Company Risk — Subject to the limitations set forth in the 1940 Act and the Fund’s governing documents or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies. When the Fund invests in other investment companies, it will bear its proportionate share of any fees and expenses borne by the other investment companies.

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Funds may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Portfolio Concentration Risk — Each Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Strategy Risk — Each Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Funds and their shareholders.

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

Tax Risks — Tax risks associated with investments in a Fund include, but are not limited to, the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, each Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Funds generally will be subject to U.S. federal income tax on their taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating a Fund’s NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. A Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce a Fund’s NAV which could have an effect on the market price of the shares. The Funds may also record a deferred tax asset balance, which reflects an estimate of a Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV to the extent it exceeds any valuation allowance, which could have an effect on the market price of the shares. Each Fund will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of a Fund’s current and deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, a Fund may modify its estimates or assumptions regarding their current and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2015 (Unaudited)

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

On July 23, 2015, the Board of Trustees approved new evergreen fixed/floating rate margin loan facilities for Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund for access of up to $320 million and $500 million in debt financing, respectively. Upon closing of these new facilities, the Funds will utilize the proceeds to repay all borrowings outstanding under their prior credit facilities.

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Other than items previously discussed, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund

	For the Six Months Ended May 31, 2015 (Unaudited)		For the Period Ended November 30, 2014(a)

	Shares	Dollars	Shares	Dollars

Common Shares
Shares sold	—	$—	78,081,400	$1,491,254,733
Reinvestment of distributions	232,303	3,368,512	40,614	707,905
Offering costs charged to paid-in capital	—	—	—	(3,123,047)
TOTAL INCREASE	232,303	$3,368,512	78,122,014	$1,488,839,591

	Goldman Sachs MLP Income Opportunities Fund

	For the Six Months Ended May 31, 2015 (Unaudited)		For the Fiscal Year Ended November 30, 2014

	Shares	Dollars	Shares	Dollars

Common Shares
Proceeds from sales of common shares	—	$—	2,809,924	$53,669,549
Reinvestment of distributions	77,488	1,383,178	—	—
Offering costs charged to paid-in capital	—	—	—	(112,397)
TOTAL INCREASE	77,488	$1,383,178	2,809,924	$53,557,152

(a)	Commenced operations on September 26, 2014.

GOLDMAN SACHS CLOSED-END FUNDS

ADDITIONAL INFORMATION (Unaudited)

A.  Dividend Reinvestment Plan — Under each Fund’s Dividend Reinvestment Plan, dividends and/or distributions to a holder of shares will automatically be reinvested in additional shares of the Funds. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Dividend Reinvestment Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, “Participants”), dividends and/or distributions on such shareholder’s shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Dividend Reinvestment Plan, in additional shares, as set forth below. Participation in the Dividend Reinvestment Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of shares under the Dividend Reinvestment Plan in the same name in which such holder of shares is registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Dividend Reinvestment Plan will receive cash and Participants will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized shares from the Fund (“Newly Issued shares”) or (ii) by purchase of outstanding shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the net asset value (“NAV”) per share is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued shares on behalf of the Participants. The number of Newly Issued shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market price per share plus per share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent (or Plan Agent’s broker) will have until the last business day before the next date on which the shares trade on an “exdividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in shares acquired in Open-Market Purchases. Open-market purchases may be made on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Funds will pay quarterly Dividends. If, before the Plan Agent has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the Dividend had been paid in Newly Issued shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Dividend Reinvestment Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

More information about each Fund’s dividend reinvestment plan can be found in the applicable Fund’s prospectus.

B.  Fund Certification — The Funds are listed for trading on the NYSE. The MLP and Energy Renaissance Fund will file its annual chief executive officer certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s first annual shareholder meeting. The MLP Income Opportunities Fund will continue to file its annual chief executive officer certification no more than 30 days after its annual shareholder meeting.

GOLDMAN SACHS CLOSED-END FUNDS

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information.

If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

GOLDMAN SACHS CLOSED-END FUNDS

Voting Results of Annual Meeting of Shareholders (Unaudited)

The Annual Meeting (the “Meeting”) of the Goldman Sachs MLP Income Opportunities Fund was held on March 31, 2015 to consider and act upon the following proposal:

At the Meeting, Ashok N. Bakhru was elected to the Fund’s Board of Directors as a Class I Trustee. The Fund’s shareholders voted as follows:

Proposal 1 Election of Class I Directors	For	Against/Withhold	Abstain	Broker Non-Votes
Ashok N. Bakhru	40,210,237.00	861,968.00	0	0

FUNDS PROFILE

Goldman Sachs Closed-End Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of March 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUNDS

MLP and Energy Renaissance Fund

MLP Income Opportunities Fund

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. James A. McNamara Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A. and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of May 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance.

Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

“Alerian Total Return Index” and “Alerian Index” are trademarks of Alerian and their use is granted under a license from Alerian.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, a Fund may purchase, at market prices, shares of its common stock in the open market.

This report is transmitted to the Funds’ shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Funds. An investment in a Fund is not appropriate for all investors, and the Funds are not intended to be complete investment programs. Investors should carefully review and consider the Funds’ investment objectives, risks, charges and expenses before investing.

© 2015 Goldman Sachs. All rights reserved. 166760.MF.MED.TMPL/7/2015 MLPCEFSAR-15/40K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the Registrant’s Form N-CSR filed on February 6, 2015.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP Income Opportunities Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 7, 2015

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 7, 2015